UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant                                     X
Filed by a Party other than the Registrant  ___

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☐           Preliminary Proxy Statement
☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐           Definitive Proxy Statement
☒           Definitive Additional Materials
☐           Soliciting Material Pursuant to §240.14a-12
Altair Nanotechnologies Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADDITIONAL PROXY MATERIAL

This definitive additional proxy material (this “Supplement”) accompanies the Management Proxy Circular filed by Altair Nanotechnologies Inc. (the “Corporation”) with the Securities and Exchange Commission on May 2, 2011 (the “Proxy Statement”) with respect to the annual and special meeting of shareholders to be held on June 23, 2011 (the “Meeting”).  The purpose of this Supplement is to substitute a new proxy card for that filed with the Proxy Statement and to provide clarifying instructions.   The need for this Supplement arises because proposal no. 4 (Election of Directors) in the notice of meeting, Proxy Statement and original proxy card related to a proposal to elect nine directors under certain circumstances and a proposal to elect seven directors under other circumstances (only one of which will actually be considered at the Meeting).  Voting systems used to collect the votes of beneficial holders cannot accommodate alternatives with respect to a single proposal.  As a result, the Corporation is issuing a substitute proxy card which will replace the two-part proposal no. 4 with a proposal no. 4, related to the election of nine directors if the common share issuance with Canon Investment Holdings Limited (“Canon”) has closed, and a proposal no. 5, related on the proxy card to the election of seven directors if the common share issuance with Canon has not closed.  Prior proposal no. 5, related to the ratification of the appointment of the Corporation’s independent public accounting firm, is now proposal no. 6 on the proxy card.

This Supplement should be read in connection with the Proxy Statement.

SUBSTITUTION OF PROXY CARD AND CLARIFYING INSTRUCTIONS

Proposal no. 4 in the notice of meeting and Proxy Statement is to elect nine directors if the common share issuance with Canon is completed prior to the Meeting or, in the alternative, to elect seven directors if the common share issuance is not completed prior to the Meeting.  At the Meeting, there will only be a single vote with respect to the election of directors; however, the number of directors to be elected and the identity of the nominees put forward by the Corporation differs depending upon whether the common share issuance with Canon has closed as of the date of the Meeting.  The proxy card initially filed by the Corporation requests the shareholders’ proxy with respect to two possible slates (a slate of nine and a slate of seven) under proposal no. 4.

A majority of the outstanding shares of the Corporation are held in “street name”.   With respect to such shares, the record holders and their service providers use automated voting systems, such as online or telephone voting, in order to solicit instructions from the beneficial owners of the shares.  These automated systems cannot accommodate the Corporation’s request for voting instructions for two alternatives on proposal no. 4.  As a result, the Corporation is issuing a substitute proxy card, which will replace the two-alternative proposal no. 4 on the proxy card with two separate proposals:  a proposal no. 4, related to the election of nine directors if the common share issuance Canon has closed, and a proposal no. 5, related to the election of seven directors if the common share issuance with Canon has not closed. Information with respect to proposals nos. 4 and 5 on the proxy card is contained in the section of the Proxy Statement entitled PROPOSAL NO. 4.  ELECTION OF DIRECTORS.   In addition, all references to proposal No. 4 in the notice of meeting and the Proxy Statement shall relate to proposals nos. 4 and 5 on the proxy card.

Prior proposal no. 5 on the proxy card, related to the ratification of the appointment of the Corporation’s independent public accounting firm, is now proposal no. 6 on the proxy card.  Information with respect to proposal no. 6 on the proxy card is contained in the section of the Proxy Statement entitled PROPOSAL NO. 5.  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM. In addition, all references to proposal no. 5 in the notice of meeting and Proxy Statement shall relate to proposals no. 6 on the proxy card.

If you have questions about this Supplement, the Meeting, the Proxy Statement or the proxy card, you should contact:

John Fallini, Chief Financial Officer
P.O. Box 10630
Reno, Nevada  89510-0630 U.S.A.
(775) 858-3750.

PROXY
Altair Nanotechnologies Inc.
Annual and Special Meeting of Shareholders
on
June 23, 2011
This Proxy Is Solicited By The Board of Directors Of
Altair Nanotechnologies Inc.

The undersigned shareholder of Altair Nanotechnologies Inc. (the "Corporation") hereby nominates, constitutes and appoints Terry M. Copeland, President, or failing him, John Fallini, Chief Financial Officer, or instead of either of them, ___________________________, as nominee of the undersigned to attend and vote for and on behalf of the undersigned at the annual and special meeting of shareholders of the Corporation (the "Meeting") to be held on the 23rd day of June 2011 and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof, and without limiting the generality of the power hereby conferred, the nominees are specifically directed to vote the shares represented by this proxy as indicated below.

This proxy also confers discretionary authority to vote in respect of any amendments or variations to the matters identified in the Notice of Meeting, matters incident to the conduct of the Meeting and any other matter which may properly come before the Meeting about which the Corporation did not have notice as of the date 45 days before the date on which the Corporation first mailed proxy material to shareholders and in such manner as such nominee in his judgement may determine.

A shareholder has the right to appoint a person to attend and act for him and on his behalf at the Meeting other than the persons designated in this form of proxy.  Such right may be exercised by filling the name of such person in the blank space provided or by completing another proper form of proxy and, in either case, depositing the proxy as instructed below.

To be valid, this proxy must be received by the transfer agent of the Corporation at 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1, Canada not later than 48 hours (excluding Saturdays and holidays) before the time of holding the Meeting or adjournment thereof, or delivered to the chairman on the day of the Meeting or adjournment thereof.

The nominees are directed to vote the shares represented by this proxy as follows:

(1)   To consider and, if thought fit, to approve an increase in the number of authorized shares under the Altair Nanotechnologies Inc. 2005 Stock Incentive Plan from 2,250,000 to 7,250,000 shares if the Common Share Issuance closes or from 2,250,000 to 4,750,000 if the Common Share Issuance does not close (Proposal No. 1 in the Notice of Meeting):
□ FOR	□ AGAINST	□ WITHHOLD/ABSTAIN

(2)   To approve an amendment to our Articles of Continuance to increase the maximum number of directors from nine to eleven (Proposal No. 2 in the Notice of Meeting):
□ FOR	□ AGAINST	□ WITHHOLD/ABSTAIN

(3)   To approve certain changes to our By-laws reflected in the Amended and Restated By-Law No. 1 attached to the Management Proxy Circular dated May 2, 2011 as Appendix A (Proposal No. 3 in the Notice of Meeting):
□ FOR	□ AGAINST	□ WITHHOLD/ABSTAIN

 (4)   To elect NINE directors if the Common Share Issuance is completed at the time of the Meeting, each to serve until the next annual meeting of shareholders of the Corporation or until their respective successor shall have been duly elected, unless earlier terminated in accordance with the By-laws of the Corporation (Proposal No. 4 in the Notice of Meeting):

□           FOR all nominees listed (except as marked to the contrary).
□           WITHHOLD AUTHORITY to vote for all nominees listed.

 (INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
Yincang Wei	Guohua Wei	Liming Zou
Guohua Sun	Pierre Lortie	Alexander Lee
Terry M. Copeland	Jun Liu	Frank Zhao

(5)
To elect SEVEN directors if the Common Share Issuance is not completed at the time of the Meeting, each to serve until the next annual meeting of shareholders of the Corporation or until their respective successor shall have been duly elected, unless earlier terminated in accordance with the By-laws of the Corporation (Proposal No. 4 in the Notice of Meeting):

□           FOR all nominees listed (except as marked to the contrary).
□           WITHHOLD AUTHORITY to vote for all nominees listed.

 (INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
Jon N. Bengtson	Hossein Asrar Haghighi	George E. Hartman
Alexander Lee	Pierre Lortie	Robert G. van Schoonenberg
Terry M. Copeland

(6)
PROPOSAL TO APPOINT INDEPENDENT PUBLIC ACCOUNTING FIRM, to appoint Perry-Smith LLP as independent public accounting firm of the Corporation for the fiscal year ending December 31, 2011 and to authorize the Audit Committee of the Board to fix their remuneration (Proposal No. 5 in the Notice of Meeting):

□ FOR	□ AGAINST	□ WITHHOLD/ABSTAIN

(7)
At the nominee's discretion upon any amendments or variations to matters specified in the notice of the Meeting, matters incident to the conduct of the Meeting, and upon any other matters as may properly come before the Meeting or any adjournments thereof about which the Corporation did not have notice as of the date 45 days before the date on which the Corporation first mailed proxy materials to shareholders.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON ANY VOTE OR BALLOT CALLED FOR AT THE MEETING AND, WHERE A SHAREHOLDER HAS SPECIFIED A CHOICE, WILL BE VOTED OR WITHHELD FROM VOTING ACCORDINGLY. UNLESS A SPECIFIC INSTRUCTION IS INDICATED, SAID SHARES WILL BE VOTED IN FAVOUR OF EACH OF THE AMENDMENT TO THE 2005 STOCK INCENTIVE PLAN, THE AMENDMENT TO OUR ARTICLES OF CONTINUANCE, THE CHANGES TO OUR BY-LAWS, ALL NOMINEES OF THE BOARD AND THE APPOINTMENT OF AUDITORS, ALL OF WHICH ARE SET FORTH IN THE MANAGEMENT PROXY CIRCULAR, ACCOMPANYING THIS PROXY, WHICH IS INCORPORATED HEREIN BY REFERENCE AND RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

This proxy revokes and supersedes all proxies of earlier date.

DATED this ____ day of ________________, 2011.

PRINT NAME: _______________________________

SIGNATURE: ________________________________

NOTES:
(1)
This proxy must be signed by the shareholder or the shareholder’s attorney duly authorized in writing, or if the shareholder is a corporation, by the proper officers or directors under its corporate seal, or by an officer or attorney thereof duly authorized.

(2)	A person appointed as nominee to represent a shareholder need not be a shareholder of the Corporation.
(3)	If not dated, this proxy is deemed to bear the date on which it was mailed on behalf of the management of the Corporation.
(4)	Each shareholder who is unable to attend the Meeting is respectfully requested to date and sign this form of proxy and return it using the self-addressed envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Annual and Special Meeting to be held on June 23, 2011.  The Corporation’s Annual Report to Shareholders and Management Proxy Circular are available on the Internet at http:// www.altairannualmeeting.com.